Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10Q of Forward Air Corporation (the “Company”) for the period ended September 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tom Schmitt, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 30, 2020
/s/ Tom Schmitt
Tom Schmitt President and Chief Executive Officer

    A signed original of this written statement required by Section 906 has been provided to Forward Air Corporation and will be retained by Forward Air Corporation and furnished to the Securities and Exchange Commission or its staff upon request.